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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Registration Statement (Form S-4) (Registration Statement File No. 333-34471).

                                          Arthur Andersen LLP

Los Angeles, California

January 23, 1998